Exhibit 10.18 Form of Investor Rights Agreement with the holders of the Series “A” Convertible Preferred Stock

INVESTOR RIGHTS AGREEMENT

INVESTOR RIGHTS AGREEMENT (this “Agreement”), dated as of May __, 2007, by and among Identica Holdings Corporation, a Nevada corporation (the “Company”), and each of the investors listed on Schedule A attached hereto (the “Investors”).

RECITALS:

WHEREAS, in  connection with the Series A Convertible Preferred Stock Purchase Agreement by and among the parties hereto of even date herewith (the “Securities Purchase Agreement”), the Company has agreed, upon the terms and subject to the conditions contained therein, to issue and sell to the Investors (i) Series A Convertible Preferred Stock (the “Preferred Stock”) that are convertible into shares of the Company’s common stock (the “Common Stock”), upon the terms and subject to the limitations and conditions set forth in the Certificate of Designation of the Preferred Stock and (ii) Class A Warrants (the “Warrants”) to purchase shares of Common Stock, upon the terms and subject to the conditions set forth in the Warrants; and

WHEREAS, to induce the Investors to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the 1933 Act and applicable state securities laws and certain rights to participate in future equity offerings by the Company;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Investors hereby agree as follows:

1.  DEFINITIONS.

As used in this Agreement, the following terms shall have the following meanings:

“Prospectus” means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus, and any “free writing prospectus” as defined in Rule 405 under the 1933 Act.

 “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis (“Rule 415”), and the declaration or ordering of effectiveness of such Registration Statement by the SEC.

“Registrable Securities” means (a) the shares of Common Stock that may be acquired upon conversion of the Series A Preferred Stock, (b) the shares of Common Stock that may be

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acquired upon exercise of the Warrants, and (c) any other securities issued or issuable with respect to or in exchange for the Registrable Securities described in clauses (a) and (b).

“Registration Statement” means a registration statement of the Company under the 1933 Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

2.  MANDATORY REGISTRATION.

(a) Registration.  Following the last closing under the Securities Purchase Agreement, the Company shall prepare and file with the SEC and use its best efforts in accordance with Section 2(c) hereof to make effective, a Registration Statement on such form as is then available to effect a registration covering the resale of the Registrable Securities, which Registration Statement shall also cover such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or other antidilution adjustments, to the extent allowable under the 1933 Act and the rules and regulations promulgated thereunder (including Rule 416).  Such Registration Statement shall not include any shares of Common Stock or other securities for the account of any other holder without the prior written consent of the Investors. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) to the Investors prior to its filing or other submission.

(b) Underwritten Offering.  The Investors who hold a majority in interest of the Registrable Securities shall have the right to select one legal counsel and an investment banker or bankers and manager or managers to administer the offering on their behalf, which investment banker or bankers or manager or managers shall be reasonably satisfactory to the Company.

 (c)  Effectiveness; Payments by the Company.

(i)  The Company shall use its best efforts to obtain effectiveness of the Registration Statement for the resale of the Registered Securities as soon as reasonably practicable.  If the Registration Statement is not declared effective by the SEC on or prior to 180 days after the filing of the  Registration Statement, or if, for any reason sales cannot be made pursuant to the Registration Statement after it has been declared effective by the SEC (including by reason of a stop order, or the Company’s failure to update the Registration Statement), but excluding the inability of any Investor to sell the Registrable Securities covered thereby due to market conditions and except as excused pursuant to subparagraph (ii) below, then the Company will make pro rata payments to each Investor, as liquidated damages and not as a penalty, in an amount equal to 1.0% of the aggregate amount invested by such Investor for each month or pro rata for any portion thereof following the date by which such Registration Statement should have been effective (the “Blackout Period”) provided, however, that there shall be excluded from such period any delays which are attributable to changes requested by the Investors or Counsel to the Investors or to the failure of the Investors or counsel to the Investors to conduct their review of the Registration Statement pursuant to Section 3 below in a reasonably prompt manner, and for each day of delay resulting from changes requested or the review by the Investors and/or  counsel to the Investors in excess of seven (7) days, the period for which liquidated damages may be assessed by reason of such delay shall be extended by one day for the purpose of determining whether the Investors are entitled to liquidated

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damages and the amount of liquidated damages payable, if any, to the Investors.  Such payments shall be in compensation to the Investors and shall constitute the Investors’ exclusive remedy for such events.  The amounts payable as liquidated damages pursuant to such paragraph shall be paid monthly within three (3) business days of the last day of each month following the commencement of the Blackout Period.  Such payments shall be made to each Investor in shares of Common Stock based upon the market price of the Common Stock at the time the liquidated damages have accrued with reference to the market price (or if there are no actual transactions reported at that time, the average of the asked and bid prices for such shares) on the primary market upon which the shares are then listed or quoted, or if there is no market for the shares, based upon price of the most recent sale of the shares, or if there has been none within the preceding ten business days, based upon the good faith determination of the fair market value of the shares by the Board of Directors.

.

                           (ii)    For not more than twenty (20) consecutive days or for a total of not more than forty-five (45) days in any twelve (12) month period, the Company may delay the disclosure of material non-public information concerning the Company, by suspending the use of any Prospectus included in any registration contemplated by this Section containing such information, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company (an “Allowed Delay”); provided, that the Company shall promptly (a) notify the Investors in writing of the existence of (but in no event, without the prior written consent of an Investor, shall the Company disclose to such Investor any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay, (b) advise the Investors in writing to cease all sales under the Registration Statement until the end of the Allowed Delay and (c) use commercially reasonable efforts to terminate an Allowed Delay as promptly as practicable.

d.

Liquidated Damages.  Notwithstanding the provisions of this Section 2, in no event shall the Company be liable for liquidated damages (i) in the aggregate in excess of 1.0% of the aggregate amount invested by any Investor for each 30-day period or pro rata for any portion thereof and (ii) in excess of an aggregate of 24% of the aggregate purchase price paid by the Investors pursuant to the Securities Purchase Agreement.  Such payments shall constitute the Investors’ exclusive monetary remedy for such events, but shall not affect the right of the Investors to seek injunctive relief.  Such payments shall be made to each Investor in shares of Common Stock based upon the market price of the Common Stock at the time the liquidated damages have accrued with reference to the market price (or if there are no actual transactions reported at that time, the average of the asked and bid prices for such shares) on the primary market upon which the shares are then listed or quoted, or if there is no market for the shares, based upon price of the most recent sale of the shares, or if there has been none within the preceding ten business days, based upon the good faith determination of the fair market value of the shares by the Board of Directors.

3.  OBLIGATIONS OF THE COMPANY.

            In connection with the registration of the Registrable Securities, the Company shall have the following obligations:

a.  The Company shall prepare promptly, and file with the SEC a Registration Statement with respect to the Registrable Securities provided for in Section 2(a), and thereafter use its best efforts to cause such Registration Statement relating to Registrable Securities to become effective as soon as possible after such filing, and keep the Registration Statement effective pursuant to Rule 415 at all times until such date as is the earlier of (i) the date on which all of the Registrable Securities have been sold and (ii) the date on which the Registrable Securities may be sold to the public without registration under the 1933 Act (the “Registration Period”), which Registration Statement (including any amendments or

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supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading.

b.  The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the Prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement.

The Company shall provide, by electronic mail or otherwise, copies to and permit Investor’s legal counsel to review each Registration Statement and all amendments and supplements thereto no fewer than three (3) business days prior to their filing with the SEC and not file any document to which such counsel reasonably objects.

c.  The Company shall furnish to each Investor whose Registrable Securities are included in the Registration Statement and its legal counsel promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company (but in no event more than two (2) business days after the filing date, receipt date or sending date, as the case may be) one (1) copy of the Registration Statement and any amendment thereto, such number of copies of a Prospectus, including a preliminary Prospectus, and all amendments and supplements thereto and such other documents as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor, all of which may be provided by electronic mail in pdf format or otherwise.  The Company will immediately notify each Investor by electronic mail, facsimile or other means of written communication of the effectiveness of each Registration Statement or any post-effective amendment.  The Company will promptly respond to any and all comments received from the SEC (which comments shall promptly be made available to the Investors upon request), with a view towards causing each Registration Statement or any amendment thereto to be declared effective by the SEC as soon as practicable, shall promptly file an acceleration request as soon as practicable (but in no event more than two (2) business days) following the resolution or clearance of all SEC comments or, if applicable, following notification by the SEC that any such Registration Statement or any amendment thereto will not be subject to review and shall, if required by SEC rules, promptly file with the SEC a final Prospectus as soon as practicable (but in no event more than two (2) business days) following receipt by the Company from the SEC of an order declaring the Registration Statement effective.

 d. In the event Investors who hold a majority-in-interest of the Registrable Securities being offered in the offering select underwriters for the offering, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering.

 e.  The Company shall promptly notify each Investor upon discovery or the happening of any event, as a result of which the Prospectus included in any Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and use its best efforts promptly to prepare and file a supplement or amendment to any Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to each Investor as such Investor may reasonably request; provided that, for not more than ten (10) consecutive trading days (or a total of not more than twenty (20) trading days in any twelve (12) month period), the

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Company may delay the disclosure of material non-public information concerning the Company (as well as prospectus or Registration Statement updating) the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company (an “Allowed Delay”); provided, further, that the Company shall immediately (i) notify the Investors in writing of the existence of (but in no event, without the prior written consent of an Investor, shall the Company disclose to such Investor any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay and (ii) advise the Investors in writing to cease all sales under such Registration Statement until the end of the Allowed Delay. Upon expiration of the Allowed Delay, the Company shall again be bound by the first sentence of this Section 3(f) with respect to the information giving rise thereto.

 f. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of any Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest possible moment and to notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof.

 g. The Company shall make available for inspection by (i) any Investor, (ii) any underwriter participating in any disposition pursuant to a Registration Statement, (iii) one firm of attorneys and one firm of accountants or other agents retained by the Investors, and (iv) one firm of attorneys retained by all such underwriters (collectively, the “Inspectors”) all financial and other records, and pertinent corporate documents and properties of the Company, including without limitation, records of conversions by other holders of convertible securities issued by the Company and the issuance of stock to such holders pursuant to the conversions (collectively, the “Records”), as shall be reasonably deemed necessary by each Inspector to enable each Inspector to exercise its due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence, prior to and from time to time after the filing and effectiveness of the Registration Statement; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to an Investor) of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (b) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and substance reasonably satisfactory to the Company) with the Company with respect thereto.  Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.  Nothing herein (or in any other confidentiality agreement between the Company and any Investor) shall be deemed to limit the Investor’s ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

h.  The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement.  The Company agrees that it shall, upon learning that disclosure of such

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information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Investor prior to making such disclosure, and allow the Investor, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

i.  The Company shall cooperate with the Investors who hold Registrable Securities being offered and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or the Investors may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Investors may request.

 j At the request of the holders of a majority-in-interest of the Registrable Securities, the Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and any prospectus used in connection with the Registration Statement as may be necessary in order to change the plan of distribution set forth in such Registration Statement.

 k. The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investors of Registrable Securities pursuant to a Registration Statement.

4. OBLIGATIONS OF THE INVESTORS.

In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

a.  It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

b.   Each Investor, by such Investor’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statements hereunder, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from the Registration Statements.

c.  In the event Investors holding a majority-in-interest of the Registrable Securities being registered determine to engage the services of an underwriter, each Investor agrees to enter into and perform such Investor’s obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from such Registration Statement.

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d.  Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or 3(g), such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(f) or 3(g) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

 e.  No Investor may participate in any underwritten registration hereunder unless such Investor (i) agrees to sell such Investor’s Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form entered into by the Company, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions and any expenses in excess of those payable by the Company pursuant to Section 5 below.

5.

EXPENSES OF REGISTRATION.

                  All expenses (other than Selling Expenses, as defined below) incurred in connection with registrations, filings, or qualifications pursuant to Section 2, including all registration, filing, and qualification fees; printers’ and accounting fees, fees and disbursements of counsel for the Company; and fees and expenses of one firm of counsel to the Investors (not to exceed $2,500) relating to any registration hereunder shall be borne and paid by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2 if the registration request is subsequently withdrawn at the request of the holders of a majority of the Registrable Securities to be registered (in which case all selling holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration).    Except to the extent stated above, the Company shall have no obligation to pay any counsel to the Investors for fees and disbursements associated with any registration hereunder. All Selling Expenses relating to Registrable Securities registered pursuant to Section 2 shall be borne and paid by the holders pro rata on the basis of the number of Registrable Securities registered on their behalf. As used herein, “Selling Expenses” means all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities.

6.   INDEMNIFICATION.

                  In the event any Registrable Securities are included in a Registration Statement under this Agreement:

a.  To the extent permitted by law, the Company will indemnify, hold harmless and defend (i) each Investor who holds such Registrable Securities, (ii) the directors, officers, partners, members, employees, agents, successors and assigns, and each Person who controls any Investor within the meaning of the 1933 Act or the 1934 Act, if any, (iii) any underwriter (as defined in the 1933 Act) for the Investors, and (iv) the directors, officers, partners, members, employees and each Person who controls any such underwriter within the meaning of the 1933 Act or the 1934 Act, if any (each, an “Indemnified Person”), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, “Claims”) to which any of them may become subject insofar as such Claims arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement,  or any amendment or supplement thereof, or the omission or

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alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary Prospectus if used prior to the effective date of such Registration Statement, or contained in the final Prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”).  Subject to the restrictions set forth in Section 6(c) with respect to the number of legal counsel, the Company shall reimburse the Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished to the Company by any Indemnified Person or underwriter for such Indemnified Person; (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld; and (iii) with respect to any preliminary prospectus, shall not inure to the benefit of any Indemnified Person if the untrue statement or omission of material fact contained in the preliminary Prospectus was corrected on a timely basis in the Prospectus, as then amended or supplemented, such corrected Prospectus was timely made available by the Company pursuant to Section 3(c) hereof, and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and such Indemnified Person, notwithstanding such advice, used it.

b.  In connection with any Registration Statement in which an Investor is participating, each such Investor agrees severally and not jointly to indemnify, hold harmless and defend, to the same extent and in the same manner set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act, any underwriter and any other shareholder selling securities pursuant to the Registration Statement or any of its directors or officers or any Person who controls such shareholder or underwriter within the meaning of the 1933 Act or the 1934 Act (collectively and together with an Indemnified Person, an “Indemnified Party”), against any Claim to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim arises out of or is based upon any Violation by such Investor, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and subject to Section 6(c) such Investor will reimburse any reasonable legal fees or other reasonable expenses (promptly as such expenses are incurred and are due and payable) reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary Prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary Prospectus was corrected on a timely basis in the Prospectus, as then amended or supplemented.

c.  Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party

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under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding.  The indemnifying party shall pay for only one separate legal counsel for the Indemnified Persons or the Indemnified Parties, as applicable, and such legal counsel shall be selected by Investors holding a majority-in-interest of the Registrable Securities included in the Registration Statement to which the Claim relates, if the Investors are entitled to indemnification hereunder, or the Company, if the Company is entitled to indemnification hereunder, as applicable.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is actually prejudiced in its ability to defend such action.  The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

7.  CONTRIBUTION.

    To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6, (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (iii) the contribution (together with any indemnification or other obligations under this Agreement) by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

8.  REPORTS UNDER THE 1934 ACT.

    With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the investors to sell securities of the Company to the public without registration (“Rule 144”), the Company agrees to:

 a. make and keep public information available, as those terms are understood and defined in Rule 144;

 b. file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company’s obligations under Section 4(c) of the Securities Purchase Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

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 c. furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

9.   OPPORTUNITY TO PARTICIPATE IN FUTURE FINANCINGS.

      The Company hereby grants to each Investor, as long as it continues to own Preferred Shares, the opportunity to purchase New Securities (as defined in the last sentence of this section) that the Company may, from time to time and in one or more transactions, propose to sell and issue. The amount of New Securities that each Investor may purchase in relation to the other Investors that elect to participate in that offering will be based upon the relative percentage of Preferred Shares purchased by each Investor participating in the offering. The Company covenants and agrees to give each Investor prompt written notice of any proposed offering of New Securities including any term sheet or letter of intent for the offering, specifying the amount, type and material terms of the securities to be offered, the purchase price per share or unit, and any other material terms of sale (the “Offering Notice”). The Investor by written notice to the Company within five business (5) days after the giving of the Offering Notice shall give the Company a written indication of interest stating the amount of the New Securities it is interested in purchasing.  The closing of the sale of the New Securities to the Investors electing to participate in that sale shall occur concurrently with, or as part of, the initial closing of the sale of the New Securities, on the same terms and subject to the same conditions set forth in the purchase agreement relating to the sale of the New Securities. An Investor’s refusal or failure to participate in any offering of New Securities shall not preclude it from participating in other future offerings of New Securities as long as it continues to own Preferred Shares. As used in this Section, the term "New Securities" shall mean any offering and issuance by the Company of Common Stock or securities convertible into, and/or other rights exercisable for the issuance of, Common Stock to or with any third party.

10.  MISCELLANEOUS.

  a. All notices and other communications required or permitted hereunder to be given to a party to this Agreement (other than communications under Sections 3(b) and (c) that may be given by electronic mail) shall be in writing and shall be (i) telecopied or (ii) mailed by registered or certified mail, return receipt requested, postage prepaid, or (iii) delivered by hand or by messenger, or (iv) by internationally recognized overnight air courier, addressed to such party's address as set forth below or at such other address as the party shall have furnished to each other party in writing in accordance with this provision:

if to the Investors:

to the addresses set forth on Schedule 1

with a copy to:

Adam B. Kaufman & Associates, PLLC

585 Stewart Avenue, Suite 302

Garden City, New York 11530

Fax: 516-228-8824

e-mail: abk@ezlaw.com

Attention: Adam B. Kaufman, Esq.

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if to the Company:

Identica Holdings Corporation

6807 S. MacDill Avenue

Tampa, FL 33611

Facsimile:  813-774-4725

Attention:  Edward A. Foster

with a copy to:

David Lubin & Associates, PLLC

26 East Hawthorne Avenue

Valley Stream, New York 11580

Fax: 516-887-8250

e-mail: david@dlubinassociates.com

Attention: David Lubin, Esq.

or such other address with respect to a party as such party shall notify each other party in writing as above provided.  Any notice sent in accordance with this Section 10a shall be effective (i) if mailed, three (3) business days after such notice is deposited in first class mail, postage prepaid, (ii) if delivered by hand or by messenger, upon delivery, (iii) if sent via telecopier, upon transmission and electronic confirmation of receipt and (iv) if given by internationally recognized air courier, one business day after delivery to such carrier.

b. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

c. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF FLORIDA WITHOUT REGARD TO THE CHOICE OF LAW PRINCIPLES THEREOF.  EACH OF THE PARTIES HERETO IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF FLORIDA LOCATED IN HILLSBOROUGH COUNTY, AND THE UNITED STATES DISTRICT COURT FOR THE MIDDLE DISTRICT OF FLORIDA FOR THE PURPOSE OF ANY SUIT, ACTION, PROCEEDING OR JUDGMENT RELATING TO OR ARISING OUT OF THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY. SERVICE OF PROCESS IN CONNECTION WITH ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE SERVED ON EACH PARTY HERETO ANYWHERE IN THE WORLD BY THE SAME METHODS AS ARE SPECIFIED FOR THE GIVING OF NOTICES UNDER THIS AGREEMENT, EXCEPT THAT SERVICE SHALL NOT BE MADE BY TELECOPIER.  EACH OF THE PARTIES HERETO IRREVOCABLY CONSENTS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING AND TO THE LAYING OF VENUE IN SUCH COURT.  EACH PARTY HERETO IRREVOCABLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH COURTS AND IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.  EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO

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REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

d.  In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

 e. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and thereof.  This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof. Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company and the Investors who hold a majority interest of the Registrable Securities. Any amendment or waiver effected in accordance hereof shall be binding upon each Investor and the Company.

  f. The provisions of this Agreement shall be binding upon and inure to the benefit of the Investors and their respective successors and assigns.  An Investor may transfer or assign, in whole or from time to time in part, to an Affiliate or another Investor then owning Registrable Securities, its rights hereunder in connection with the transfer of Registrable Securities by such Investor to such permitted transferee or assignee, provided that as a condition of such transfer or assignment the transfer or assignment is made in compliance with all laws applicable thereto and the Investor provides not less than ten (10) business days prior written notice of the proposed transfer or assignment to the Company and the transferee or assignee executes and delivers to the Company a counterpart signature page to this Agreement.

  g. This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of the Investors who hold a majority interest of the Registrable Securities; provided, however, that the Company may assign its rights and delegate its duties hereunder to any surviving or successor corporation in connection with a merger or consolidation of the Company with another corporation, or a sale, transfer or other disposition of all or substantially all of the Company’s assets to another corporation, without the prior written consent of the Investors, after notice duly given by the Company to each Investor.

  h. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

  i. The headings in this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

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  j. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.  This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

   k. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

   l. Except as otherwise provided herein, all consents and other determinations to be made by the Investors pursuant to this Agreement shall be made by Investors holding a majority of the Registrable Securities.

  m. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

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IN WITNESS WHEREOF, the Company and the undersigned Investors have caused this Agreement to be duly executed as of the date first above written.

                                                                                IDENTICA HOLDINGS CORPORATION

                                                                                ______________________________________
                                                                              By:  Edward A.Foster
                                                                                  Chief Executive Officer

INVESTORS:

[INVESTOR NAME]

                                                                                ______________________________________
                                                                              By:  Name
                                                                                      Title

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SCHEDULE A

Name and Address of Investor

Helmsbridge Holdings Limited

c/o Plazacorp Investments Limited
10 Wanless Avenue, Suite 201
Toronto, Ontario Canada  M4N 1V6
Fax:  416-481-8000

Attention: Anthony Heller

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